                                                                    Exhibit 10.8
                             CONTRIBUTION AGREEMENT


     This Contribution AGREEMENT (this "Agreement") is made and entered into as of August 12, 1999, by and among Empyrean Group Holdings, Inc. (formerly, Business Solutions Group, Inc.), a Delaware corporation (the "Company"), and the members of the Company's management team named on the signature page hereto (each, an "Executive" and, together, the "Executives"), and each other person who hereafter acquires Management Shares (as such term is defined below) and executes a Joinder Agreement agreeing to be bound by the terms hereof. Terms not otherwise defined herein shall have the meanings assigned to such terms in the Company's Management Agreements (as hereinafter defined).


                                    Recitals
                                    --------

     A. Pursuant to those certain Senior Management Agreements (individually a "Management Agreement" and collectively, the "Management Agreements"), each dated approximately as of the date hereof with each of the Executives 10,000,000 shares in the aggregate of the Company's Common Stock, par value $.01 per share, have been reserved for issuance to each of the Executives (the "Management Shares"), subject to certain vesting conditions as set forth in each of the Management Agreements.

     B. In the event that the board of directors of the Company (the "Board") resolves to issue Management Shares to a new manager or executive of the Company or its subsidiaries (a "New Executive") pursuant to a Management Agreement between the Company and the New Executive, each of the Executives hereby agrees to resell to the Company for resale to the New Executive a portion of each Executive's Management Shares as determined pursuant to this Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, to induce the Company to employ such New Executive, which employment shall reasonably be expected to benefit each of the Executives by enhancing the value of the Company and the Management Shares, each of the parties intending to be legally bound hereby agree as follows:

     1. Resale of Shares. In the event that, prior to the effective date of an
        ----------------
Initial Public Offering, the Company elects, upon approval of the Board, including the vote of all Executives then members of the Board, to offer shares of its Common Stock to a New Executive, then each Executive shall be required to sell to the Company the number of Management Shares held by such Executive determined pursuant to Section 3 below (a "Reoffer Sale"). Each Executive in
                       ---------
such Reoffer Sale (i) shall be subject to the same terms and conditions of sale and (ii) shall execute such documents and take such actions as may be reasonably required by the Board.

     2. Reoffer Notice. The Company shall provide each Executive with written
        --------------
notice (the "Reoffer Notice") of a Reoffer Sale at least ten (10) days prior to the date of consummation of such repurchase (the "Reoffer Sale Date"). Each Reoffer Notice shall set forth: (i) the identity of the New Executive in the Reoffer Sale, (ii) the price and the other general terms of the proposed sale of Management Shares to the New Executive; (iii) the number of Management Shares to be repurchased from each Executive; and (iv) the Reoffer Sale Date.

     3. Calculation of Number of Reoffer Shares. The number of Management Shares
        ---------------------------------------
to be repurchased from each Executive in a Reoffer Sale shall be determined by the following formula:

           EROS = ROS x (EMS / TMS)

           WHERE:

           EROS = The number of Management Shares to be repurchased from the Executive in the Reoffer Sale.

           ROS = The number of Management Shares to be sold to the New Executive

           EMS = The number of Management Shares then owned by Executive

           TMS = The total number of Management Shares owned by all Executives as a group.

     For example, if the Company proposes to sell 1,000 shares of Common Stock to a New Executive, the total number of Management Shares outstanding owned by all Executives is 25,000 and an individual Executive owns 5,000 Management Shares, then the number of shares to be repurchased from such Executive is 200 shares (EROS = 1,000 x (5,000 / 25,000) or 1,000 x .20 = 200)

     4. Shares Repurchased; Purchase Price. The Management Shares to be
        ----------------------------------
repurchased from an Executive shall be repurchased from an Executive's Vested Shares and Unvested Shares on a pro rata basis (i.e., 50% of such shares shall be repurchased from Executive's Time Vesting Shares (proportional among the Time Vesting Shares then vested and unvested) and 50% from Executive's Performance Vesting Shares). The repurchase price for Management Shares repurchased by the Company in the Reoffer Sale shall be paid in cash and shall be equal to the greater of (i) the purchase price to be paid by the New Executive for such shares and (ii) the purchase price originally paid by the Executive for such Management Shares.

     5. Consummation. At least two (2) days prior to the date of consummation of
        ------------
a Reoffer Sale, each Executive shall deliver to the Company one or more certificates, together with stock power, which represent all of the Management Shares to be repurchased from such Executive. Upon receipt of the proceeds of the Reoffer Sale, the Company shall promptly remit to each Executive that portion of such proceeds to which such Executive is entitled by reason of such Executive's participation in such sale.


     6. Legend. All certificates evidencing Management Shares restricted by this
        ------
Agreement shall bear a legend indicating the existence of the restrictions imposed hereby and a stop transfer order may be placed with respect to such securities. The legend referred to in the preceding sentence shall be substantially in the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
                          SUBJECT TO THE REPURCHASE RIGHTS CONTAINED
                          IN THE CONTRIBUTION AGREEMENT DATED AS OF
                          AUGUST 12, 1999, AMONG EMPYREAN GROUP
                          HOLDINGS, INC. (FORMERLY, BUSINESS SOLUTIONS
                          GROUP, INC.), AND CERTAIN STOCKHOLDERS
                          THEREOF AND MAY NOT BE TRANSFERRED EXCEPT IN
                          ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF EMPYREAN GROUP HOLDINGS, INC. AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

     7. Amendment. Except as otherwise expressly set forth in this Agreement,
        ---------
this Agreement may be amended or supplemented only by the written agreement of the Company, the Investor and the holders of at least fifty percent (50%) of all outstanding shares of Common Stock held by the Executives.

     8. Entire Agreement; Successors; Third Parties. This Agreement contains the
        -------------------------------------------
entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns. Except as specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities.

     9. Notices. All notices or other communications which are required or
        -------
permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, at the addresses of each Executive and the Company set forth in the Management Agreement of even date herewith.

     10. Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     11. Governing Law and Venue. The validity, interpretation, construction and
         -----------------------
performance of this Agreement shall be governed by the laws of the State of Virginia applicable to agreements made and entirely to be performed within such jurisdiction. The party bringing any action under this Agreement shall only be entitled to choose the federal or local courts in the Eastern District of Virginia as the venue for such action, and each party consents to the jurisdiction of the court chosen in such manner for such action.

     12. Severability. The provisions of this Agreement are severable, and the
         ------------
unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. The parties acknowledge that it is their intention that if any provision of this Agreement is determined by a court to be invalid, illegal or unenforceable as drafted, that provision should be construed in a manner designed to effectuate the purpose of that provision to the greatest extent possible under applicable law.

     13. Transfers; Transfers in Violation of Agreement. Prior to Transferring
         ----------------------------------------------
any Management Securities to any Person, the transferring Executive shall cause the prospective transferee to execute and deliver to the Company a Joinder to this Agreement. Any Transfer or attempted Transfer of any Management Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Management Securities as the owner of such shares for any purpose.

     14. Specific Performance. The rights of the parties under this Agreement
         --------------------
are unique and the failure of a party to perform its obligations hereunder would irreparably harm the other parties hereto. Accordingly, the parties shall, in addition to such other remedies as may be available at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

     15. Further Assurances. Each of the parties hereto agrees to execute all
         ------------------
such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of the day and year first above written.

                                      EMPYREAN GROUP HOLDINGS, INC.
                                      (formerly, Business Solutions Group, Inc.)

                                      By:    /s/ Stuart C. Johnson
                                             ---------------------------------
                                      Name:  Stuart C. Johnson
                                      Title: President and CEO


                                      EXECUTIVE


                                      /s/ Stuart C. Johnson
                                      ------------------------------------------
                                      Stuart C. Johnson


                                      /s/ Thomas B. Modly
                                      ------------------------------------------
                                      Thomas B. Modly


                                      /s/ Jason H. Levine
                                      ------------------------------------------
                                      Jason H. Levine


                                      /s/ Graham B. Perkins
                                      ------------------------------------------
                                      Graham B. Perkins


                                      /s/ Bruce H. Allan
                                      ------------------------------------------
                                      Bruce H. Allan


                                      /s/ David T. Fu
                                      ------------------------------------------
                                      David T. Fu


                                      /s/ Matthew B. Walker
                                      ------------------------------------------
                                      Matthew B. Walker


                                      /s/ Patricia A. Withers
                                      ------------------------------------------
                                      Patricia A. Withers

                               FIRST AMENDMENT TO
                             CONTRIBUTION AGREEMENT


     THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this "Amendment") is made and entered into as of the 12th day of November, 1999, by and among ICONIXX CORPORATION, a Delaware corporation, formerly known as Empyrean Group Holdings, Inc. ("Iconixx"), BSG SOLUTIONS, INC., a Georgia corporation ("BSG") and ICONIXGROUP, INC., a Maryland corporation ("IconixGroup").

     WHEREAS, Iconixx and BSG (the "Existing Borrowers") are parties to a Contribution Agreement (the "Contribution Agreement") dated as of August 12, 1999, which was executed and delivered by the Existing Borrowers to First Union National Bank (the "Agent") in connection with and as a condition precedent to the transactions contemplated by that certain Business Loan and Security Agreement dated as of August 12, 1999 (the "Loan Agreement"), made by and among the Existing Borrowers, the Agent, and First Union Commercial Corporation and Bank of America N.A., as the Lenders; and

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of November 3, 1999, by and among Iconixx, IconixGroup, The Invisions Group, Ltd., a Maryland corporation ("Invisions Group"), and Leo C. Mullen, Helene Patterson and certain others (the "Stockholders"), IconixGroup became a subsidiary of Iconixx; and

     WHEREAS, IconixGroup has agreed to become a "Borrower" under the Loan Agreement by executing and delivering to the Agent a Joinder Agreement (as defined in the Loan Agreement) immediately following its execution and delivery of this Amendment; and

     WHEREAS, the Existing Borrowers and IconixGroup desire to amend the Contribution Agreement in certain respects to satisfy certain conditions precedent to the Agent's acceptance of the Joinder Agreement, all pursuant to the terms and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined
        -----------
herein shall have the meanings given such terms in both the Contribution Agreement and Loan Agreement.

     2. Joinder to the Contribution Agreement. IconixGroup hereby (a) agrees to
        -------------------------------------
become a "Borrower" under the Contribution Agreement; and (b) joins in, becomes a party to, and agrees to comply with and be bound by each and all of the terms and conditions of the Contribution Agreement, to the same extent as if IconixGroup were an original signatory thereto. Iconix, together with the Existing Borrowers, shall be jointly and severally liable for the performance of any and all past, present and future obligations and liabilities of any Borrower under and in connection with the Contribution Agreement.

     3. Future Joinders to Contribution Agreement. Any present or future
        -----------------------------------------
subsidiary of any Borrower in which such Borrower now or hereafter owns, directly or indirectly, an ownership interest of greater than fifty percent (50%) shall, at the Agent's option, execute and deliver to the Agent a Joinder to Contribution Agreement in the form attached hereto as Exhibit 1 (a "Joinder to Contribution Agreement"), pursuant to which such subsidiary shall join in and become a party to, and agree to comply with and be bound by each and all of the terms and conditions of the Contribution Agreement to the same extent as if the future or present subsidiary were an original signatory thereto. Any party executing the Joinder to Contribution agreement shall be jointly and severally liable for the performance of any and all past, present and future obligation and liabilities of any Borrower under and in connection with the Contribution Agreement.

     4. Entire Amendment. Except to the extent specifically modified hereby, the
        ----------------
terms and provisions of the Contribution Agreement shall continue in full force and effect. The terms and provisions of the Contribution Agreement are incorporated into this Amendment as if fully set forth herein. In the event of a conflict between the Contribution Agreement and this Amendment, the latter shall control.

     5. Effective Date. This Amendment shall be effective as of the date first
        --------------
above written.

     6. Counterparts; Facsimile Transmission. This Amendment may be executed in
        ------------------------------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A party's signature appearing on this Amendment sent by facsimile transmission shall be binding as evidence of that party's acceptance and agreement to the terms hereof.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.



                                      ICONIXX CORPORATION,
                                      a Delaware corporation

                                      By:    /s/ Graham B. Perkins
                                             -------------------------------
                                      Name:  Graham B. Perkins
                                      Title: Vice President, Treasurer and
                                             Secretary

                                      BSG SOLUTIONS, INC., a Georgia corporation

                                      By:    /s/ Graham B. Perkins
                                             -------------------------------
                                      Name:  Graham B. Perkins
                                      Title: Vice President, Treasurer and
                                             Secretary

                                      ICONIXGROUP, INC., a Maryland corporation

                                      By:    /s/ Graham B. Perkins
                                             -------------------------------
                                      Name:  Graham B. Perkins
                                      Title: Vice President, Treasurer and
                                             Secretary

Accepted as of the 12th day of November, 1999:
---------------------------------------------

FIRST UNION NATIONAL BANK, as Agent

By:    /s/ Mary S. Dolan
       -------------------------
Name:  Mary S. Dolan
Title: Vice President

                                   Schedule A

                        Joinder to Contribution Agreement



               Re: Contribution Agreement dated August 12,1999, as amended, (the "Contribution Agreement") by and among ICONIXX CORPORATION, a Delaware corporation, formerly known as Empyrean Group Holdings, Inc. ("Iconixx"), BSG SOLUTIONS, INC., a Georgia corporation ("BSG") and ICONIXGROUP, INC., a Maryland corporation ("IconixGroup") and any person or entity who has become a borrower party thereto pursuant to the Contribution Agreement.


     The undersigned hereby (i) agrees to becomes a "Borrower" under the Contribution Agreement; and (ii) joins in, become a party to, and agrees to comply with and be bound by the terms and conditions of the Contribution Agreement, to the same extent as of the undersigned were an original signatory thereto. The undersigned shall hereafter be jointly and severally liable for the performance of any and all past, present and future obligations of any Borrower in connection with the Contribution Agreement.

     Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     In Witness Whereof, the undersigned has duly executed and delivered this Joinder Agreement effective as of the _______ of _____________________, ______




[Corporate Seal]                                    ____________________________
                                                    a _____________ corporation
Attest:



By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------
Date:                                   Date:
     -----------------------------           -----------------------------

                                JOINDER AGREEMENT
                            TO CONTRIBUTION AGREEMENT
                            -------------------------

     This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Contribution Agreement, dated as of August 12, 1999 (the "Contribution Agreement") among Iconixx Corporation (formerly known as Empyrean Group Holdings, Inc.), a Delaware corporation (the "Company"), and the Executives of the Company. Capitalized terms used but not defined herein shall have the meanings given such terms in the Contribution Agreement.

     Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Contribution Agreement and shall have all of the rights and obligations of an "Executive" thereunder as if it had executed the Contribution Agreement. The Joining Party and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Contribution Agreement.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 19, 1999

                                          EXECUTIVE



                                          /s/ William K. Stephens
                                          --------------------------------------
                                          William K. Stephens


                                          APPROVED BY:

                                          ICONIXX CORPORATION
                                          (f/k/a EMPYREAN GROUP HOLDINGS, INC.)


                                          By:  /s/ Stuart C. Johnson
                                               ---------------------------------
                                          Its: Stuart C. Johnson
                                               Chairman, President and CEO

                               JOINDER AGREEMENT
                           TO CONTRIBUTION AGREEMENT
                           -------------------------

     This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Contribution Agreement, dated as of August 12, 1999 (the "Contribution Agreement") among Iconizz Corporation (formerly known as Empyrean Group Holdings, Inc.), a Delaware corporation (the "Company"), and the Executives of the Company. Capitalized terms used but not defined herein shall have the meanings given such terms in the Contribution Agreement.

     Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Contribution Agreement and shall have all of the rights and obligations of an "Executive" thereunder as if it had executed the Contribution Agreement. The Joining Party and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Contribution Agreement.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  March 8, 2000

                                 EXECUTIVE
                                 STUART C. JOHNSON FAMILY LIMITED
                                 PARTNERSHIP



                                 /s/
                                 -----------------------------------------------



                                 APPROVED BY:

                                 ICONIXX CORPORATION
                                 (f/k/a EMPYREAN GROUP HOLDINGS, INC.)


                                 By:   /s/ Jason H. Levine
                                       -----------------------------------------
                                       Jason H. Levine
                                       Vice President and Assistant Secretary

                        Joinder to Contribution Agreement


               Re: Contribution Agreement dated August 12, 1999, as amended, (the "Contribution Agreement") by and among ICONIXX CORPORATION, a Delaware corporation, formerly known as Empyrean Group Holdings, Inc. and certain of its subsidiaries and affiliates that have become borrower parties hereto pursuant to the Contribution Agreement.


     The undersigned hereby (i) agrees to becomes a "Borrower" under the Contribution Agreement; and (ii) joins in, become a party to, and agrees to comply with and be bound by the terms and conditions of the Contribution Agreement, to the same extent as of the undersigned were an original signatory thereto. The undersigned shall hereafter be jointly and severally liable for the performance of any and all past, present and future obligations of any Borrower in connection with the Contribution Agreement.

     Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     In Witness Whereof, the undersigned has duly executed and delivered this Joinder Agreement effective as of the 12th day of March, 2000.

[Corporate Seal]                              LEAD DOG DESIGN, INC.
Attest:

By:/s/ Jason H. Levine                        By:/s/ Graham Perkins
   ----------------------------------            -------------------------------
Name:  Jason H. Levine                        Name:  Graham Perkins
Title: Assistant Secretary                    Title: Chief Financial Officer
Date: March 10, 2000                          Date: March 10, 2000